UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

BOXABL Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56579	85-2511929
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5345 E. N. Belt Road Las Vegas, NV	89115
(Address of principal executive offices)	(Zip Code)

(702) 500-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

None.

Securities registered under Section 12(g) of the Act:

Non-Voting Series A-3 Preferred Stock, $0.00001 par value

Non-Voting Series A-2 Preferred Stock, $0.00001 par value

Non-Voting Series A-1 Preferred Stock, $0.00001 par value

Non-Voting Series A Preferred Stock, $0.00001 par value

Common Stock, $0.00001 par value

(Title of Class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in the Definitive Information Statement filed on July 7, 2025, BOXABL INC. (the “Company”) has filed its Seventh Amended and Restated Articles of Incorporation (the “7th A&R Articles”) and related Certificate to Accompany the Amended and Restated Articles with the Nevada Secretary of State pursuant to Nevada Revised Statutes 78.390 and 78.403, with an effective date of August 20, 2025. The effective 7th A&R Articles have been included as an exhibit to this current report on Form 8-K.

The 7th A&R Articles will eliminate all references to a “Deemed Liquidation Event”. A “Deemed Liquidation Event” under the Company’s Sixth Amended and Restated Articles of Incorporation included certain mergers, consolidations, statutory share exchanges, or sales of subsidiaries that own substantially all of the Company’s assets. Upon the occurrence of a Deemed Liquidation Event, Preferred Stockholders would have been entitled to receive a liquidation preference as if the Company had been liquidated, even if the Company continued as a going concern. As a result of the filing of the Seventh Amended and Restated Articles of Incorporation, these types of transactions will no longer automatically trigger the liquidation preference rights of the Preferred Stock.

The approval of the stockholders of the Company holding at least a majority of the voting power of the outstanding shares was received on July 7, 2025, through the shares controlled by two of the Company’s stockholders, Paolo Tiramani and Galiano Tiramani, each of whom serves as a director of the Company, in accordance with Nevada law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Seventh Amended and Restated Articles of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXABL Inc.

Date: August 22, 2025	By:	/s/ Martin Noe Costas
Martin Noe Costas
Chief Financial Officer and Principal Accounting Officer